Exhibit 4.1

[FACE OF CERTIFICATE]

ORDINARY SHARES

NUMBER
GC

INCORPORATED UNDER THE LAWS OF THE BRITISH VIRGIN ISLANDS

GREEN CHINA RESOURCES INC.

ORDINARY SHARES

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES, NO PAR VALUE, OF

GREEN CHINA RESOURCES INC.

transferable upon the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to the laws of the British Virgin Islands and to the provisions of the Memorandum and Articles of Association of the corporation as now or hereafter amended, to all of which the holder of this certificate, by acceptance hereof, assents.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the corporation has caused this certificate to be endorsed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the corporation.

Dated:

/s/ David Y. Chen
President

[SEAL]

/s/
SECRETARY

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

[REVERSE OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - .....(Cust)..... Custodian .....(Minor)..... under Uniform Gifts to Minors Act .....(State).....

Additional abbreviations may also be used though not in the above list.

For value received, _____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____ Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated

NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.